UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

ARCONIC INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

	(1)	Amount previously paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

Arconic Inc. posted the following information on its web site at www.arconic.com/global/en/investors/annual-meeting.asp:

Hear from Others
2017 Annual Meeting
Hear from Others
“Elliott would like to commend the Board and management team for the significant steps taken to build a better Alcoa Inc. and maximize value for shareholders.”
Elliott Presentation to Alcoa | November 9, 2015
“Auto was really terrific, aerospace was really terrific, this will turn out to be a great aerospace play . . . . The company is really set up for a couple of great years. “
Jim Cramer on Arconic’s First Quarter Results | CNBC Squawk on the Street, April 26, 2017
“Arconic, the specialised metals company under siege by activist investor Elliott Management, has reported first-quarter earnings and revenues that are significantly higher than analysts’ expectations, helping support its defence against pressure for an overhaul of its board.”
Ed Crooks | Financial Times, April 25, 2017
“Elliott “comps” ARNC’s EPS segment margin vs. PCP’s EBITDA margin during 2008-2015, a period during which PCP was over-earning relative to what current and future conditions would allow. In effect, the benchmark that Elliott cites is an unrealistic bar”

Cowen & Co. | March 29, 2017
“Arconic Inc. posted first-quarter earnings that exceeded analysts’ expectations, providing ... fresh ammunition to defend against Elliott Management Corp.’s proxy campaign to replace four directors.”
Jack Kaskey | Bloomberg, April 25, 2017
“Alcoa has gone from being an inert, bloated, expensive commodity producer, to a relatively inexpensive efficient maker of aluminum and a hothouse of organic growth ideas to solve unmet needs, especially in the automobile and aerospace industries.”
Jim Cramer | CNBC, April 15, 2015
“Investments in technology and rate readiness are more important than ever within the supply chains of our growing aviation industry. GE supports…the Arconic commitment to those priorities and the long-term future of our industry.”
David Joyce | Vice Chair, GE President & CEO, GE Aviation, February 2017
“For us to succeed, supply chain advancements in metallurgy and advanced manufacturing are fundamental… Arconic has built up significant materials science, precision manufacturing, and additive manufacturing expertise…and has become a key partner to Airbus for new technologies.“
Tom Enders | Chief Executive Officer, Airbus Group, March 2017
“…we need our top-tier suppliers operating as true business and industry partners… [Arconic has] improved our business relationship by focusing in the right areas, increasing our collective competitiveness and delivering innovation and greater value to the customers we serve together in global markets.”
Dennis Muilenburg | Chairman, President & CEO, The Boeing Company, March 2017

“UTC supports…Arconic management as they remain focused on the investments that will secure sustainable, long-term growth for UTC, for Arconic, and for our entire industry.”
Gregory Hayes | Chairman, President & CEO, United Technologies Corp., March 2017
“Submitting to the demands of these hedge funds, whose interests likely focus on their short-term returns as opposed to the long-term needs of the business, poses too great a risk for Arconic’s employees and other stakeholders, as well as for communities in which Arconic operates.”
United Steelworkers/Workers Uniting | February 10, 2017
“Arconic has emerged as a critical player on aerospace, naval and ground systems, relied upon by OEMs and the government for innovative technologies and products that redefine what is possible in terms of performance and weight and cost reduction. …continuing to invest in R&D to maintain Arconic’s technical leadership is key to growth in the face of stiff competition.”
William Cohen | Former U.S. Secretary of Defense, March 2017
…some aspects of Elliott’s letter [were] “pretty juvenile and petty.”
Carol Levenson | Gimme Credit, February 6, 2017
“We believe Arconic has the industry leading position in downstream aerospace and has signed over $12 billion in new aerospace contracts over the past 18 months…We believe EBITDA targets provided by ARNC are very achievable in 2017.”
Curt Woodworth| Credit Suisse, December 12, 2016

“The USW opposes efforts by hedge fund Elliott Management to select the next CEO and nominate four new individuals to the Arconic board,” said Leo W. Gerard, USW International President. ...Elliott has shown no long-term commitment to ownership in Arconic. It is simply seeking to engineer a short-term price increase at the long-term expense of the company, its other shareholders and its employees.
The United Steelworkers (USW) | May 3, 2017
“Over the last several years, AA has made a considerable effort to grow its downstream businesses, particularly those exposed to the aerospace market, through both acquisitions and market share gains. At the same time Alcoa has been executing a strategy of rationalization of its upstream cost structure.”
Michael Gambardella| J.P. Morgan, September 28, 2016
“Elliott’s cost forecasts oversimplify Arconic’s diverse set of business lines, expenses and end markets.”
John Tumazos| Very Independent Research LLC, February 7, 2017
Permission to use some quotations neither sought nor obtained.

Keep Arconic Strong. Vote the NEW WHITE Proxy Card: the Right Board, the Right Strategy and the Right Kind of Change.
Forward–Looking StatementsThis communication contains statements that relate to future events and expectations and as such constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include those containing such words as “anticipates,” “believes,” “could,” “estimates,” “expects,” “forecasts,” “guidance,” “goal,” “intends,” “may,” “outlook,” “plans,” “projects,” “seeks,” “sees,” “should,” “targets,” “will,” “would,” or other words of similar meaning. All statements that reflect Arconic’s expectations, assumptions or projections about the future, other than statements of historical fact, are forward-looking statements, including, without limitation, forecasts relating to the growth of the aerospace, automotive, commercial transportation and other end markets; statements and guidance regarding future financial results or operating performance; statements about Arconic’s strategies, outlook, business and financial prospects; and statements regarding potential share gains. Forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties, and changes in circumstances that are difficult to predict. Although Arconic believes that the expectations reflected in any forward-looking statements are based on reasonable assumptions, it can give no assurance that these expectations will be attained and it is possible that actual results may differ materially from those indicated by these forward-looking statements due to a variety of risks and uncertainties. Such risks and uncertainties include, but are not limited to: (a) deterioration in global economic and financial market conditions generally; (b) unfavorable changes in the markets served by Arconic; (c) the inability to achieve the level of revenue growth, cash generation, cost savings, improvement in profitability and margins, fiscal discipline, or strengthening of competitiveness and operations anticipated from restructuring programs and productivity improvement, cash sustainability, technology advancements, and other initiatives; (d) changes in discount rates or investment returns on pension assets; (e) Arconic’s inability to realize expected benefits, in each case as planned and by targeted completion dates, from acquisitions, divestitures, facility closures, curtailments, expansions, or joint ventures; (f) the impact of cyber attacks and potential information technology or data security breaches; (g) political, economic, and regulatory risks in the countries in which Arconic operates or sells products; (h) the impact of the separation on the businesses of Arconic; (i) material adverse changes in aluminum industry conditions, including fluctuations in London Metal Exchange-based aluminum prices; (j) the impact of changes in foreign currency exchange rates on costs and results; (k) the outcome of contingencies, including legal proceedings, government or regulatory investigations, and environmental remediation; and (l) the other risk factors discussed in Arconic’s Form 10-K for the year ended December 31, 2016, and other reports filed with the U.S. Securities and Exchange Commission (SEC). Arconic disclaims any obligation to update publicly any forward-looking statements, whether in response to new information, future events or otherwise, except as required by applicable law. Market projections are subject to the risks discussed above and other risks in the market.
Non-GAAP Financial MeasuresSome of the information included in this communication is derived from Arconic’s consolidated financial information but is not presented in Arconic’s financial statements prepared in accordance with accounting principles generally accepted in the United States of America (GAAP). Certain of these data are considered “non-GAAP financial measures” under SEC rules. These non-GAAP financial measures supplement our GAAP disclosures and should not be considered an alternative to the GAAP measure. Reconciliations to the most directly comparable GAAP financial measures and management’s rationale for the use of the non-GAAP financial measures can be found in the schedules to this communication. Arconic has not provided a reconciliation of any forward-looking non-GAAP financial measures to the most directly comparable GAAP financial measures because Arconic is unable to quantify certain amounts that would be required to be included in the GAAP measure without unreasonable efforts, and Arconic believes such reconciliations would imply a degree of precision that would be confusing or misleading to investors. In particular, reconciliations of forward-looking non-GAAP financial measures such as adjusted EBITDA and adjusted EBITDA margin to the most directly comparable GAAP measures are not available without unreasonable efforts due to the variability and complexity with respect to the charges and other components excluded from these non-GAAP measures, such as the effects of foreign currency movements, equity income, gains or losses on sales of assets, taxes and any future restructuring or impairment charges. These reconciling items are in addition to the inherent variability already included in the GAAP measures, which includes, but is not limited to, price/mix and volume.
Important Additional InformationArconic Inc. (“Arconic”) has filed a definitive proxy statement and form of associated WHITE proxy card with the Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for Arconic’s 2017 Annual Meeting (the “Definitive Proxy Statement”). BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SHAREHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE COMPANY’S DEFINITIVE PROXY STATEMENT AND ANY SUPPLEMENTS THERETO AND ACCOMPANYING WHITE PROXY CARD, BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Investors and shareholders will be able to obtain a copy of any proxy statement and other documents filed by Arconic free of charge from the SEC’s website, www.sec.gov. Arconic’s shareholders will also be able to obtain, without charge, a copy of any proxy statement and other documents filed by Arconic by directing a request by mail to Arconic, Corporate Secretary’s Office, 390 Park Avenue, New York, New York 10022-4608, by calling Arconic’s proxy solicitor, Innisfree M&A Incorporated, toll-free at 1-877-750-5836, or from Arconic’s website at www.arconic.com.
Who We Are
Engineered Products and Solutions
Global Rolled Products
Transportation and Construction Solutions
Leadership
Innovation
How We Work
What We Do
Aerospace
Automotive
Building and Construction
Commercial Transportation
Industrial Solutions
Energy
Defense and Space
Product Catalog
Investors
Stock Information
Dividend History
Events and Presentations
Earnings
Financial Releases
Corporate Governance
SEC Filings
Shareholder Services
Contact Investor Relations
Join Us
News
Contact
Privacy
Legal Notices
Integrity Line
Sitemap
Copyright © 2017 Arconic

Get the Facts
Get the Facts 2017 Annual Meeting
/ Get the Facts
Letters and Press Releases
Presentations and Fact Sheets
News
8 Things You Should Know About Arconic
1
2
3
4
5
6
7
8
Strong First Full Quarter As New Independent Company
Arconic Is On The Right Track
4.5% Revenue Increase
$61 Million Net Cost Savings
1Q 2017

Elliott is Seeking Extraordinary Influence Through Questionable Tactics
Attempting to hand-pick Arconic
Rejected settlement after previously agreeing on terms—twice
Seeking to designate a new Operations Committee
Rejected offer for two of its nominees to join the Board
To Our Customers, We are Mission Critical
Airbus
Boeing
UTC
GE
The Facts are Clear: Arconic’s Track Record is Strong
Margins More than Doubled 2008-2016
$13 Billion in New Aerospace Contracts since 2015
Industry Leadership ~80% of 2016 revenue from #1 or #2 market positions
Fortune Most Admired Metals Company since 2012
Shareholder Value
New & Independent Board
1Based on combined segment adjusted EBITDA margin. Reconciliations of non-GAAP financial measures are included in an attachment to this communication

Defined Plan for Value Creation
Over the Next Three Years Arconic Plans to:
Grow Revenue
Increase Profitability
Reduce Debt
Double Free Cash Flow
Arconic has already created $8 Billion of Shareholder Value in 8 Years3
1Compounded annual growth rate from year end 2017 to year end 2019
2Adjusted combined segment EBITDA margin expansion 2016A – 2019.
3Value represents the aggregate change in market value of the total shares outstanding of Alcoa Inc. from March 18, 2009 through March 1, 2017, plus dividends. The value is calculated using the package value to Alcoa Inc. shareholders from March 18, 2009 through March 1, 2017. Package value to Alcoa Inc. shareholders includes Alcoa Inc. total shareholder return through October 31, 2016. From November 1, 2016 through March 1, 2017, package value to the Alcoa Inc. shareholder is calculated based on the performance of 1 share of Arconic and 1/3 share of Alcoa Corp. On November 1, 2016, as a result of the separation, every shareholder of Alcoa Inc. retained 1 share of Arconic and received 1/3 share of Alcoa Corp. for every 1 share of Alcoa Inc.; the package value calculates the total value to the former Alcoa Inc. shareholder over the specified time period. Calculation based on closing prices and reflects Arconic analysis of Capital IQ data.
Cutting-Edge Innovation
Investing in R&D for a healthy pipeline of technology to create a successful future
Arconic is capable of producing 90% of structural and rotating parts in aero engines
Arconic invented more than 90% of all aluminum alloys that have flown.
47% lighter than steel equivalent, Arconic
Today, one out of three aluminum doors in North America are Arconic
Vote the White Card
Keep Arconic Strong. Vote the White Proxy Card: the Right Board, the Right Strategy and the Right Kind of Change.

Letters and Press Releases
May 4, 2017
Arconic Adds Two Exceptional Director Candidates to Company Slate, Bringing Valuable Aerospace Expertise
May 4, 2017
Arconic’s Board of Directors Urges Shareholders to Choose Strong Arconic Governance over Questionable Elliott Tactics
April 24, 2017
Arconic Postpones Annual Meeting; Is Willing to Nominate Two Elliott Director Nominees to Resolve Proxy Contest
April 17, 2017
Arconic Announces Leadership Change
April 11, 2017

Arconic Urges Shareholders to Ask Elliott Important Questions
April 10, 2017
Customers Endorse Arconic Management, Strategy
April 5, 2017
Arconic Board Issues New Letter to Shareholders
March 27, 2017
Arconic Highlights Board Strength, Management’s Record of Execution and Elliott Management’s Misunderstanding of Arconic’s Business
March 24, 2017

Arconic Board Affirms: Company has Right Leadership, Right Strategy to Deliver Shareholder Value
March 17, 2017
Letter to Shareholders: Protect the Value of Your Investment
March 13, 2017
Arconic Files Definitive Proxy Materials, Issues Open Letter to Shareholders: Vote the WHITE Proxy Card
March 2, 2017
Independent Directors of Arconic Board Publish New Letter to Shareholders
March 2, 2017

Arconic Announces Appointment of David P. Hess to Board of Directors
February 7, 2017
Arconic Comments on Elliott Management’s Multiple Restatements of its Own Financial Analysis
February 6, 2017
Independent Directors of Arconic Board Publish Letter to Shareholders
January 31, 2017
The 12 Independent Directors of Arconic – Three of Whom Were Nominated by Elliott – Support Arconic Management and Klaus Kleinfeld as Chairman and CEO

Presentations and Fact Sheets
Shareholder Value Creation of $8 Billion in 8 Years
May 8, 2017
8 Things You Should Know About Arconic
Arconic’s Board Has Deep Experience and Is Focused on Creating Shareholder Value
May 4, 2017
Arconic’s Board Has Deep Experience and Is Focused on Creating Shareholder Value
New Presentation for Arconic Investors
May 4, 2017

New Presentation for Arconic Investors
Key Arconic Customers – Airbus, Boeing, United Technologies and GE Aviation—Endorse Company Management Team and Strategy
April 10, 2017
Key Arconic Customers – Airbus, Boeing, United Technologies and GE Aviation—Endorse Company Management Team and Strategy
The Facts: Arconic Leadership Has Delivered $8B in Shareholder Wealth Over the Last 8 Years1
April 5, 2017
The Facts: Arconic Leadership Has Delivered $8B in Shareholder Wealth Over the Last 8 Years1
Keep Arconic Strong. Protect the Value of Your Investment.
March 31, 2017

Keep Arconic Strong.
Protect the Value of Your Investment.
Driving Value Through Focused Execution and Innovation
March 27, 2017
Driving Value Through Focused Execution and Innovation
Infographic
February 6, 2017

Arconic Information
News
From Weeks to Days, Our 3D Printing Tech Keeps Our Customers on the Cutting Edge
April 11, 2017
CNBC: 3D Printing Keeps Customers on the Cutting Edge
Nightly Business Report: Manufacturing Advances Cut Time and Costs
April 11, 2017
Nightly Business Report: Additive Manufacturing Cuts Time and Costs
(advance to 19:50)

Forward–Looking Statements
This communication contains statements that relate to future events and expectations and as such constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include those containing such words as “anticipates,” “believes,” “could,” “estimates,” “expects,” “forecasts,” “guidance,” “goal,” “intends,” “may,” “outlook,” “plans,” “projects,” “seeks,” “sees,” “should,” “targets,” “will,” “would,” or other words of similar meaning. All statements that reflect Arconic’s expectations, assumptions or projections about the future, other than statements of historical fact, are forward-looking statements, including, without limitation, forecasts relating to the growth of the aerospace, automotive, commercial transportation and other end markets; statements and guidance regarding future financial results or operating performance; statements about Arconic’s strategies, outlook, business and financial prospects; and statements regarding potential share gains. Forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties, and changes in circumstances that are difficult to predict. Although Arconic believes that the expectations reflected in any forward-looking statements are based on reasonable assumptions, it can give no assurance that these expectations will be attained and it is possible that actual results may differ materially from those indicated by these forward-looking statements due to a variety of risks and uncertainties. Such risks and uncertainties include, but are not limited to: (a) deterioration in global economic and financial market conditions generally; (b) unfavorable changes in the markets served by Arconic; (c) the inability to achieve the level of revenue growth, cash generation, cost savings, improvement in profitability and margins, fiscal discipline, or strengthening of competitiveness and operations anticipated from restructuring programs and productivity improvement, cash sustainability, technology advancements, and other initiatives; (d) changes in discount rates or investment returns on pension assets; (e) Arconic’s inability to realize expected benefits, in each case as planned and by targeted completion dates, from acquisitions, divestitures, facility closures, curtailments, expansions, or joint ventures; (f) the impact of cyber attacks and potential information technology or data security breaches; (g) political, economic, and regulatory risks in the countries in which Arconic operates or sells products; (h) the impact of the separation on the businesses of Arconic; (i) material adverse changes in aluminum industry conditions, including fluctuations in London Metal Exchange-based aluminum prices; (j) the impact of changes in foreign currency exchange rates on costs and results; (k) the outcome of contingencies, including legal proceedings, government or regulatory investigations, and environmental remediation; and (l) the other risk factors discussed in Arconic’s Form 10-K for the year ended December 31, 2016, and other reports filed with the U.S. Securities and Exchange Commission (SEC). Arconic disclaims any obligation to update publicly any forward-looking statements, whether in response to new information, future events or otherwise, except as required by applicable law. Market projections are subject to the risks discussed above and other risks in the market.
Non-GAAP Financial Measures
Some of the information included in this communication is derived from Arconic’s consolidated financial information but is not presented in Arconic’s financial statements prepared in accordance with accounting principles generally accepted in the United States of America (GAAP). Certain of these data are considered “non-GAAP financial measures” under SEC rules. These non-GAAP financial measures supplement our GAAP disclosures and should not be considered an alternative to the GAAP measure. Reconciliations to the most directly comparable GAAP financial measures and management’s rationale for the use of the non-GAAP financial measures can be found in the schedules to this communication. Arconic has not provided a reconciliation of any forward-looking non-GAAP financial measures to the most directly comparable GAAP financial measures because Arconic is unable to quantify certain amounts that would be required to be included in the GAAP measure without unreasonable efforts, and Arconic believes such reconciliations would imply a degree of precision that would be confusing or misleading to investors. In particular, reconciliations of forward-looking non-GAAP financial measures such as adjusted EBITDA and adjusted EBITDA margin to the most directly comparable GAAP measures are not available without unreasonable efforts due to the variability and complexity with respect to the charges and other components excluded from these non-GAAP measures, such as the effects of foreign currency movements, equity income, gains or losses on sales of assets, taxes and any future restructuring or impairment charges. These reconciling items are in addition to the inherent variability already included in the GAAP measures, which includes, but is not limited to, price/mix and volume.
Important Additional Information
Arconic Inc. (“Arconic”) has filed a definitive proxy statement and form of associated WHITE proxy card with the Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for Arconic’s 2017 Annual Meeting (the “Definitive Proxy Statement”). BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SHAREHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE COMPANY’S DEFINITIVE PROXY STATEMENT AND ANY SUPPLEMENTS THERETO AND ACCOMPANYING WHITE PROXY CARD, BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Investors and shareholders will be able to obtain a copy of any proxy statement and other documents filed by Arconic free of charge from the SEC’s website, www.sec.gov. Arconic’s shareholders will also be able to obtain, without charge, a copy of any proxy statement and other documents filed by Arconic by directing a request by mail to Arconic, Corporate Secretary’s Office, 390 Park Avenue, New York, New York 10022-4608, by calling Arconic’s proxy solicitor, Innisfree M&A Incorporated, toll-free at 1-877-750-5836, or from Arconic’s website at www.arconic.com.
Who We Are
Engineered Products and Solutions
Global Rolled Products
Transportation and Construction Solutions
Leadership
Innovation
How We Work
What We Do
Aerospace
Automotive
Building and Construction
Commercial Transportation
Industrial Solutions
Energy
Defense and Space
Product Catalog
Investors
Stock Information
Dividend History
Events and Presentations
Earnings
Financial Releases
Corporate Governance
SEC Filings
Shareholder Services
Contact Investor Relations
Join Us
News
Contact
Privacy|
Legal Notices|
Integrity Line|
Sitemap|
Copyright © 2017 Arconic|

Board Nominees
Board Nominees 2017 Annual Meeting
/ Nominees
Arconic’s Director Nominees Provide Fresh Perspectives, Critical Skills and Relevant Expertise
Our director candidates are all accomplished professionals who will help guide Arconic as it recruits a permanent Chief Executive Officer and builds upon its strong first quarter 2017 financial results. Three of our nominees are current Board members (none having served for more than 16 months), and two are entirely new nominees who have not yet served on Arconic’s Board.
Together, these five nominees bring decades of experience in aerospace and defense, and share an unwavering dedication to shareholder interests. We hope you will join us in voting for them.

Vote for Arconic’s director nominees and governance proposals on the NEW WHITE proxy card.
Vote the White Card
James Albaugh
James “Jim” F. Albaugh
New Nominee
•Internationally recognized aerospace executive who was the President and Chief Executive Officer of Boeing Commercial Airplanes until his retirement in 2012
•Chairman of the National Aeronautic Association, past Chairman of the Aerospace Industries Association and serves on the Boards of American Airlines and Harris Corporation
Full Biography>

Amy Alving
Amy E. Alving
Joined November 2016
•Technology leader whose career spans business, government, cybersecurity, defense and academia
•Former CTO of Science Applications International Corporation (SAIC), one of the largest U.S. defense contractors; Former Director, Special Projects Office at DARPA, a highly respected agency of the U.S. Department of Defense responsible for the development of emerging technologies for use by the military
Full Biography>
David Hess
David P. Hess
Joined March 2017; Appointed Interim CEO April 2017
•Numerous leadership roles over a nearly 40-year career with aerospace and defense companies
•Former EVP and Chief Customer Officer for Aerospace at United Technologies Corp.; Former President of Pratt & Whitney
Full Biography>

Ulrich Schmidt
Ulrich R. Schmidt
Joined February 2016 following nomination by Elliott Management
•Background of over 22 years in the aerospace industry, plus financial management and strategic planning experience as an executive and director
•Former EVP and CFO of Spirit Aerosystems Holdings, Inc.; Former EVP and CFO of Goodrich Corporation; Former Director of aerospace supplier Precision Castparts Corporation
Full Biography>
General Janet Wolfenbarger
General Janet C. Wolfenbarger
New Nominee
•Retired Four-Star General who was responsible for procurement, science and technology, test and evaluation, logistics and supply chain for the U.S. Air Force, where she oversaw an approximately $60 billion annual budget, including a large portion of the $1 billion of business that Arconic does in the defense industry; first female Four-Star General in Air Force history
•Background of 35 years as a commissioned officer in the U.S. Air Force with a Master’s degree in Aeronautics and Astronautics from the Massachusetts Institute of Technology
Full Biography>

Vote the White Card
Keep Arconic Strong. Vote the NEW WHITE Proxy Card: the Right Board, the Right Strategy and the Right Kind of Change.
Forward–Looking Statements
This communication contains statements that relate to future events and expectations and as such constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include those containing such words as “anticipates,” “believes,” “could,” “estimates,” “expects,” “forecasts,” “guidance,” “goal,” “intends,” “may,” “outlook,” “plans,” “projects,” “seeks,” “sees,” “should,” “targets,” “will,” “would,” or other words of similar meaning. All statements that reflect Arconic’s expectations, assumptions or projections about the future, other than statements of historical fact, are forward-looking statements, including, without limitation, forecasts relating to the growth of the aerospace, automotive, commercial transportation and other end markets; statements and guidance regarding future financial results or operating performance; statements about Arconic’s strategies, outlook, business and financial prospects; and statements regarding potential share gains. Forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties, and changes in circumstances that are difficult to predict. Although Arconic believes that the expectations reflected in any forward-looking statements are based on reasonable assumptions, it can give no assurance that these expectations will be attained and it is possible that actual results may differ materially from those indicated by these forward-looking statements due to a variety of risks and uncertainties. Such risks and uncertainties include, but are not limited to: (a) deterioration in global economic and financial market conditions generally; (b) unfavorable changes in the markets served by Arconic; (c) the inability to achieve the level of revenue growth, cash generation, cost savings, improvement in profitability and margins, fiscal discipline, or strengthening of competitiveness and operations anticipated from restructuring programs and productivity improvement, cash sustainability, technology advancements, and other initiatives; (d) changes in discount rates or investment returns on pension assets; (e) Arconic’s inability to realize expected benefits, in each case as planned and by targeted completion dates, from acquisitions, divestitures, facility closures, curtailments, expansions, or joint ventures; (f) the impact of cyber attacks and potential information technology or data security breaches; (g) political, economic, and regulatory risks in the countries in which Arconic operates or sells products; (h) the impact of the separation on the businesses of Arconic; (i) material adverse changes in aluminum industry conditions, including fluctuations in London Metal Exchange-based aluminum prices; (j) the impact of changes in foreign currency exchange rates on costs and results; (k) the outcome of contingencies, including legal proceedings, government or regulatory investigations, and environmental remediation; and (l) the other risk factors discussed in Arconic’s Form 10-K for the year ended December 31, 2016, and other reports filed with the U.S. Securities and Exchange Commission (SEC). Arconic disclaims any obligation to update publicly any forward-looking statements, whether in response to new information, future events or otherwise, except as required by applicable law. Market projections are subject to the risks discussed above and other risks in the market.
Non-GAAP Financial Measures
Some of the information included in this communication is derived from Arconic’s consolidated financial information but is not presented in Arconic’s financial statements prepared in accordance with accounting principles generally accepted in the United States of America (GAAP). Certain of these data are considered “non-GAAP financial measures” under SEC rules. These non-GAAP financial measures supplement our GAAP disclosures and should not be considered an alternative to the GAAP measure. Reconciliations to the most directly comparable GAAP financial measures and management’s rationale for the use of the non-GAAP financial measures can be found in the schedules to this communication. Arconic has not provided a reconciliation of any forward-looking non-GAAP financial measures to the most directly comparable GAAP financial measures because Arconic is unable to quantify certain amounts that would be required to be included in the GAAP measure without unreasonable efforts, and Arconic believes such reconciliations would imply a degree of precision that would be confusing or misleading to investors. In particular, reconciliations of forward-looking non-GAAP financial measures such as adjusted EBITDA and adjusted EBITDA margin to the most directly comparable GAAP measures are not available without unreasonable efforts due to the variability and complexity with respect to the charges and other components excluded from these non-GAAP measures, such as the effects of foreign currency movements, equity income, gains or losses on sales of assets, taxes and any future restructuring or impairment charges. These reconciling items are in addition to the inherent variability already included in the GAAP measures, which includes, but is not limited to, price/mix and volume.
Important Additional Information
Arconic Inc. (“Arconic”) has filed a definitive proxy statement and form of associated WHITE proxy card with the Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for Arconic’s 2017 Annual Meeting (the “Definitive Proxy Statement”). BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SHAREHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE COMPANY’S DEFINITIVE PROXY STATEMENT AND ANY SUPPLEMENTS THERETO AND ACCOMPANYING WHITE PROXY CARD, BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Investors and shareholders will be able to obtain a copy of any proxy statement and other documents filed by Arconic free of charge from the SEC’s website, www.sec.gov. Arconic’s shareholders will also be able to obtain, without charge, a copy of any proxy statement and other documents filed by Arconic by directing a request by mail to Arconic, Corporate Secretary’s Office, 390 Park Avenue, New York, New York 10022-4608, by calling Arconic’s proxy solicitor, Innisfree M&A Incorporated, toll-free at 1-877-750-5836, or from Arconic’s website at www.arconic.com.
Who We Are
Engineered Products and Solutions
Global Rolled Products
Transportation and Construction Solutions
Leadership
Innovation
How We Work
What We Do
Aerospace
Automotive
Building and Construction
Commercial Transportation
Industrial Solutions
Energy
Defense and Space
Product Catalog
Investors
Stock Information
Dividend History
Events and Presentations
Earnings
Financial Releases
Corporate Governance
SEC Filings
Shareholder Services
Contact Investor Relations
Join Us
News
Contact
Privacy|
Legal Notices|
Integrity Line|
Sitemap|
Copyright © 2017 Arconic|

ARCONIC
Who We Are | What We Do | Join Us | Investors | News | Contact

Message to Shareholders | Proxy | Nominees | Vote | Get the Facts | Hear from Others | Contact



2017 Proxy Statement

2017 Annual Meeting / Proxy

Annual Meeting: Thursday, May 25, 2017 at 9:00AM EDT
The Performing Arts Center–Purchase College, SUNY-Purchase, NY

Proxy Statement Supplement	Meet our Nominees	Annual Report Highlights	More Information


ARCONIC BALLOT
VOTE THE
NEW WHITE
PROXY CARD

Keep Arconic Strong. Vote the NEW WHITE Proxy Card: the Right Board, the Right Strategy and the Right Kind of Change.

Proposals:
1Election of Directors
2Appointment of Independent Registered Public Accounting Firm
3Advisory Vote to Approve Executive Compensation
4Advisory Vote to Approve Frequency of Vote on Executive Compensation
5Eliminate Supermajority Voting: Fair Price Protection
6Eliminate Supermajority Voting: Director Elections
7Eliminate Supermajority Voting: Removal of Directors
8Eliminate the Classification of the Board of Directors
9Shareholder Proposal: Elimination of Supermajority Provisions

Forward–Looking StatementsThis communication contains statements that relate to future events and expectations and as such constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include those containing such words as “anticipates,” “believes,” “could,” “estimates,” “expects,” “forecasts,” “guidance,” “goal,” “intends,” “may,” “outlook,” “plans,” “projects,” “seeks,” “sees,” “should,” “targets,” “will,” “would,” or other words of similar meaning. All statements that reflect Arconic’s expectations, assumptions or projections about the future, other than statements of historical fact, are forward-looking statements, including, without limitation, forecasts relating to the growth of the aerospace, automotive, commercial transportation and other end markets; statements and guidance regarding future financial results or operating performance; statements about Arconic’s strategies, outlook, business and financial prospects; and statements regarding potential share gains. Forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties, and changes in circumstances that are difficult to predict. Although Arconic believes that the expectations reflected in any forward-looking statements are based on reasonable assumptions, it can give no assurance that these expectations will be attained and it is possible that actual results may differ materially from those indicated by these forward-looking statements due to a variety of risks and uncertainties. Such risks and uncertainties include, but are not limited to: (a) deterioration in global economic and financial market conditions generally; (b) unfavorable changes in the markets served by Arconic; (c) the inability to achieve the level of revenue growth, cash generation, cost savings, improvement in profitability and margins, fiscal discipline, or strengthening of competitiveness and operations anticipated from restructuring programs and productivity improvement, cash sustainability, technology advancements, and other initiatives; (d) changes in discount rates or investment returns on pension assets; (e) Arconic’s inability to realize expected benefits, in each case as planned and by targeted completion dates, from acquisitions, divestitures, facility closures, curtailments, expansions, or joint ventures; (f) the impact of cyber attacks and potential information technology or data security breaches; (g) political, economic, and regulatory risks in the countries in which Arconic operates or sells products; (h) the impact of the separation on the businesses of Arconic; (i) material adverse changes in aluminum industry conditions, including fluctuations in London Metal Exchange-based aluminum prices; (j) the impact of changes in foreign currency exchange rates on costs and results; (k) the outcome of contingencies, including legal proceedings, government or regulatory investigations, and environmental remediation; and (l) the other risk factors discussed in Arconic’s Form 10-K for the year ended December 31, 2016, and other reports filed with the U.S. Securities and Exchange Commission (SEC). Arconic disclaims any obligation to update publicly any forward-looking statements, whether in response to new information, future events or otherwise, except as required by applicable law. Market projections are subject to the risks discussed above and other risks in the market.
Non-GAAP Financial MeasuresSome of the information included in this communication is derived from Arconic’s consolidated financial information but is not presented in Arconic’s financial statements prepared in accordance with accounting principles generally accepted in the United States of America (GAAP). Certain of these data are considered “non-GAAP financial measures” under SEC rules. These non-GAAP financial measures supplement our GAAP disclosures and should not be considered an alternative to the GAAP measure. Reconciliations to the most directly comparable GAAP financial measures and management’s rationale for the use of the non-GAAP financial measures can be found in the schedules to this communication. Arconic has not provided a reconciliation of any forward-looking non-GAAP financial measures to the most directly comparable GAAP financial measures because Arconic is unable to quantify certain amounts that would be required to be included in the GAAP measure without unreasonable efforts, and Arconic believes such reconciliations would imply a degree of precision that would be confusing or misleading to investors. In particular, reconciliations of forward-looking non-GAAP financial measures such as adjusted EBITDA and adjusted EBITDA margin to the most directly comparable GAAP measures are not available without unreasonable efforts due to the variability and complexity with respect to the charges and other components excluded from these non-GAAP measures, such as the effects of foreign currency movements, equity income, gains or losses on sales of assets, taxes and any future restructuring or impairment charges. These reconciling items are in addition to the inherent variability already included in the GAAP measures, which includes, but is not limited to, price/mix and volume.
Important Additional InformationArconic Inc. (“Arconic”) has filed a definitive proxy statement and form of associated WHITE proxy card with the Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for Arconic’s 2017 Annual Meeting (the “Definitive Proxy Statement”). BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SHAREHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE COMPANY’S DEFINITIVE PROXY STATEMENT AND ANY SUPPLEMENTS THERETO AND ACCOMPANYING WHITE PROXY CARD, BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Investors and shareholders will be able to obtain a copy of any proxy statement and other documents filed by Arconic free of charge from the SEC’s website, www.sec.gov. Arconic’s shareholders will also be able to obtain, without charge, a copy of any proxy statement and other documents filed by Arconic by directing a request by mail to Arconic, Corporate Secretary’s Office, 390 Park Avenue, New York, New York 10022-4608, by calling Arconic’s proxy solicitor, Innisfree M&A Incorporated, toll-free at 1-877-750-5836, or from Arconic’s website at www.arconic.com.
Who We Are
Engineered Products and Solutions
Global Rolled Products
Transportation and Construction Solutions
Leadership
Innovation
How We Work
What We Do
Aerospace
Automotive
Building and Construction
Commercial Transportation
Industrial Solutions
Energy
Defense and Space
Product Catalog
Investors
Stock Information
Dividend History
Events and Presentations
Earnings
Financial Releases
Corporate Governance
SEC Filings
Shareholder Services
Contact Investor Relations
Join Us
News
Contact
Privacy
Legal Notices
Integrity Line
Sitemap
Copyright © 2017 Arconic